UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 27, 2019

COMSOVEREIGN HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Quorum Drive, Suite 400, Dallas, TX 75254

(Address of principal executive offices)

Registrant’s telephone number, including area code: 813-334-9745

Not applicable

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed by COMSovereign Holding Corp., formerly known as Drone Aviation Holding Corp. (the “Company,” “we,” “us,” or “our”), to amend the Current Report on Form 8-K we filed on December 4, 2019 (the “Original Report”) to provide the disclosures required by Item 9.01 of Form 8-K that were previously omitted from the Original Report as permitted by Item 9.01(a)(4). Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 27, 2019, we entered into an Agreement and Plan of Merger dated as of November 27, 2019 (the “Merger Agreement”) with ComSovereign Corp., a Delaware corporation (“ComSovereign”), and DACS Merger Sub, Inc., a Delaware corporation and our wholly-owned subsidiary (“Merger Sub”). The transactions contemplated by the Merger Agreement were consummated on November 27, 2019.

We filed the Original Report describing the transactions contemplated by the Merger Agreement on December 4, 2019, and we are now filing this amendment to include the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The unaudited consolidated financial statements of ComSovereign as of September 30, 2019 and for the period from January 10, 2019 (inception) to September 30, 2019, and the accompanying notes to the unaudited financial statements, are attached hereto as Exhibit 99.1 and are incorporated herein by reference thereto.

ComSovereign was formed in January 2019 and there was no common ownership prior to acquisition among any of the businesses or entities acquired by ComSovereign after formation in 2019. As a result, no audited or unaudited financial statements of such businesses or entities as of any date or for any period in 2018 is required by Item 9.01 of Form 8-K.

(b) Pro-forma Financial Information. The following information is attached hereto as Exhibit 99.2 and incorporated herein by reference thereto:

(i)	Unaudited Pro Forma Condensed Combined Financial Information of our company and ComSovereign as of and for the nine months ended September 30, 2019.

(ii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(c)       Exhibits.

Exhibit No.	Description
99.1	Unaudited Consolidated Financial Statements of ComSovereign as of September 30, 2019 and for the period from January 10, 2019 (inception) to September 30, 2019.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 10, 2020	COMSOVEREIGN HOLDING CORP.

	By:	/s/ Brian T. Mihelich
Brian T. Mihelich
Chief Financial Officer

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